SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                ________________


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          December 31, 1998

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          ARIZONA                       33-47472              86-0198983
(STATE  OR  OTHER  JURISDICTION       (COMMISSION           (IRS  EMPLOYER
      OF  INCORPORATION)              FILE  NUMBER)       IDENTIFICATION  NO.)


1  SUNAMERICA  CENTER
LOS  ANGELES,  CALIFORNIA                                           90067-6022
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)                        (ZIP CODE)


Registrant's  telephone  number,  including  area code          (310) 772-6000

Item  2.     Acquisition  or  Disposition  of  Assets
             ----------------------------------------

     On July 15, 1998, SunAmerica Inc., Anchor National Life Insurance Company, and First SunAmerica Life Insurance Company entered into a definitive agreement to acquire the individual life and individual and group annuity businesses of MBL Life Assurance Corporation (The "MBL Business") for a cash purchase price of $128,420,000. As part of this transaction, the Company acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of investments totaling $5,663,318,000. Approximately $5,801,879,000 in reserves were assumed under a reinsurance contract, and included $2,317,365,000 of reserves for universal life policies, $3,413,827,000 of fixed annuity reserves and $70,687,000 of guaranteed investment contract reserves. The purchase price was agreed to by the parties on an arms-length basis and the entire transaction was approved by the New Jersey Superior Court, which has jurisdiction over the plan of rehabilitation under which MBL Life Assurance Corporation is operating. The acquisition was completed through Anchor National Life Insurance Company on December 31, 1998.

Item  7.     Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

     (a)     Financial  statements  of  businesses  acquired.

     Historical financial statements prepared pursuant to Rule 3-05 of Regulation S-X concerning the MBL Business have not been filed herewith. Under a 100% coinsurance transaction, the coinsurer agrees to indemnify the issuing insurer for all of its obligations under the relevant annuity contracts. However, the issuing insurer remains the only party obligated to the insured party. In consideration for its indemnification, the coinsurer receives assets, usually composed of cash and/or marketable securities, in an amount equal to the annuity liabilities, computed on a statutory basis, less a negotiated fee. Such assets are not specifically associated with the annuity liabilities on a historical basis. The coinsurance of the MBL Business (The "MBL Transaction") reflects the assumption of certain annuity liabilities as to which the parties to the transaction matched assets at a particular point in time. Separate historical financial statements do not exist for these assets and liabilities. Further, it is not possible to make meaningful historical financial statements concerning this portion of the transaction because the various assets acquired may not be properly associated with the various liabilities assumed at any historical point in time. Accordingly, historical financial statements prepared pursuant to Rule 3-05 of Regulation S-X concerning this transaction have not been filed. However, an audited Statement of Assets Acquired and Liabilities Assumed in this transaction, as of December 31, 1998, the effective date of the transaction, is included herewith as Exhibit 99-1. Such audited financial statement includes related notes and a report of independent accountants.

     (b)     Pro  Forma  Financial  Information

     As more fully described under Item 2 of the Current Report on Form 8-K/A, on December 31, 1998, the Registrant acquired certain assets and assumed certain liabilities of MBL Life Assurance Corporation ("MBL Life") in a 100% coinsurance

                                        2

(b)     Pro  Forma  Financial  Information  (Continued)

transaction. A pro forma condensed balanced sheet is not filed herewith because the entire transaction is fully reflected in the Registrant's December 31, 1998 consolidated balance sheet, which was filed on February 16, 1998 as part of the Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1998.

     The pro forma condensed income statement set forth in Exhibit 99-2 herein reflects the effects of the MBL Transaction as if it had been consummated on October 1, 1997, the beginning of the Registrant's most recent fiscal year end.

     The pro forma condensed income statement set forth in Exhibit 99-3 herein reflects the effects of the MBL Transaction as if it had been consummated on October 1, 1998, the beginning of the Registrant's most recent fiscal interim period.

     (c)     Exhibits

 Exhibit  No.          Description  of  Exhibit
------------          ------------------------

  99-1 Statement of Assets Acquired and Liabilities Assumed in the MBL Transaction.

  99-2     Pro Forma Condensed Income Statement for the year ended September 30,
           1998.

  99-3 Pro Forma Condensed Income Statement for the three months ended December 31, 1998.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA  INC.



Date:  March  12,  1999     By:     /S/  Scott  L.  Robinson
                                    ------------------------
                                    Scott  L.  Robinson
                                    Senior  Vice  President  and  Controller












                                        3


                                                                    EXHIBIT 99-1


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
                             IN THE MBL TRANSACTION
                                DECEMBER 31, 1998




ASSETS ACQUIRED

Cash                                           $    6,173,000

Investments                                     5,663,318,000

Accrued investment income                          45,521,000

Deferred acquisition cost                         113,039,000

Other assets                                        3,215,000
                                               --------------


Total assets acquired                          $5,831,266,000
                                               ==============



LIABILITIES ASSUMED

Accumulated value of fixed annuity contracts   $3,413,827,000

Accumulated value of universal life contracts   2,317,365,000

Reserves for guaranteed investment contracts       70,687,000

Other liabilities                                  29,387,000
                                               --------------


Total liabilities assumed                      $5,831,266,000
                                               ==============
















See accompanying notes


                                        4

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
          NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
                             IN THE MBL TRANSACTION


1.     Description  of  the  Transaction
       ---------------------------------

On December 31, 1998, Anchor National Life Insurance Company (The "Company"), completed the acquisition of a block of annuity contracts and universal life contracts from MBL Life Assurance Corporation ("MBL Life") for a total cash consideration of $128,420,000.

     As part of this transaction, the Company acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of investments totaling $5,663,318,000. Liabilities assumed included $3,413,827,000 of fixed annuity contracts, $2,317,365,000 of universal life contracts and $70,687,000 of guaranteed investment contracts from MBL Life. The transfer of assets necessary to support these liabilities was effected pursuant to a 100% coinsurance agreement entered into by MBL Life and the Company. Under a 100% coinsurance agreement, the coinsurer agrees to indemnify the issuing issurer for all of its obligations under the relevant annuity contracts. However, the issuing insurer remains the only party obligated to the insured party. In consideration for its indemnification, the coinsurer receives assets, usually composed of cash and/or marketable securities, in an amount equal to the liabilities assumed, computed on a statutory basis, less a negotiated fee.

The acquisition has been accounted for by using the purchase method of accounting, and, accordingly, all assets and liabilities presented in the accompanying Statement of Assets Acquired and Liabilities Assumed in the MBL Transaction (the "Statement") have been stated at their estimated fair values to present the balance sheet impact of assuming the fixed annuity and universal life insurance liabilities of MBL Life as of December 31, 1998.

2.     Investments
       -----------

     Investments  acquired,  at  December  31,  1998, are summarized as follows:

                                                     Weighted
                                                      Average
                                                    Yield  to
                                     Fair  Value     Maturity
                                   -------------     --------


  Bonds, notes and redeemable
    preferred stocks         $     2,276,895,000        5.80%
  Short-term investments           3,077,037,000        5.50
  Policy loans                       309,386,000        8.00
                             -------------------        -----

    Total                    $     5,663,318,000        5.76%
                             ===================        =====


All of the portfolio of bonds, notes and redeemable preferred stocks acquired have been designated by the Company as available to be sold in response to changes in market interest rates, changes in prepayment risk, the Company's need for liquidity and other similar factors. A summary of the fair value of bonds, notes and redeemable preferred


                                        5

       -----------

     stocks  acquired,  at  December  31,  1998,  by  major  category  follows:


Securities of public utilities  $  176,456,000

Corporate bonds and notes        1,583,637,000

Other debt                         516,802,000
                                --------------

  Total                         $2,276,895,000
                                ==============




A summary of the fair value of bonds, notes and redeemable preferred stocks acquired, at December 31, 1998, by contractual maturity follows:


Due in one year or less                 $  850,566,000

Due after one year through five years    1,208,364,000

Due after five years through ten years      51,149,000

Due after ten years                        166,816,000
                                        --------------

  Total                                 $2,276,895,000
                                        ==============


     Actual maturities of bonds, notes and redeemable preferred stocks acquired will differ from those shown above due to prepayments and redemptions.

     At December 31, 1998, no single investment acquired exceeded 10% of the Company's consolidated shareholder's equity.

     At December 31, 1998, bonds having a fair value of $5,798,000 were not rated investment grade by nationally recognized credit rating authorities. Such bonds were less than 1% of the bonds acquired.

     At December 31, 1998, there were no investments in default as to the payment of principal or interest.

3.     Deferred  Acquisition  Cost
       ---------------------------

An amount equal to the sum of the allocated purchase price and the fair value of the related net liabilities assumed in the coinsurance transaction has been recorded as Deferred Acquisition Cost in the accompanying Statement. Such amount, totaling $113,039,000 at December 31, 1998, will be amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts assumed. Estimated gross profits are composed of net interest income, net realized investment gains and losses, surrender charges and direct administrative expenses.

     The   deferred   acquisition  cost  attributable  to  the  coinsurance

                                        6

       ---------------------------

     transaction is substantially less than a computation of the present value of estimated future gross profits discounted at the applicable current average credit rate.

4.     Fixed  Annuity  Contracts
       -------------------------

The fair value of fixed annuity contracts assumed was $3,413,827,000, The crediting rate for these annuities is 5.10%.

The fair values of fixed annuity contracts assumed are summarized by applicable surrender charge as follows:


                                                 Reserves
                                              ---------------
  Surrenderable:
    With a surrender charge of 5.4%           $ 2,989,911,000
    With a minimal surrender charge                54,815,000
  Not surrenderable                               369,101,000
                                              ---------------

    Total                                     $ 3,413,827,000
                                              ===============


5.     Universal  Life  Contracts
       --------------------------

The total fair value of universal life contracts assumed was $2,317,365,000. The crediting rates per policy under the rehabilitation agreement approved by the New Jersey Superior Court were determined by the amount of premium paid by each policyholder. The average crediting rate on the universal life policies assumed is 5.20%.

     The fair value and face amount of universal life contracts assumed by applicable surrender charge is as follows:

     Surrender  Charge       Reserves            Face  Amount
     -----------------     -----------          --------------

          0%           $       485,000         $   13,133,000
       5.40              2,089,080,000          9,587,821,000
       7.10                 76,957,000            439,035,000
      28.00                 15,923,000             42,766,000
      35.00                    244,000                627,000
  No surrender value       134,676,000             21,773,000
                       ---------------         --------------

                         2,317,365,000        $10,105,155,000
                       ===============        ===============














                                        7

6.     Guaranteed  Investment  Contracts
       ---------------------------------

     The fair value of guaranteed investment contract ("GIC") reserves assumed was $70,687,000. Of these GIC contract reserves, $24,011,000 related to structured payment contracts that were reaffirmed as part of the MBL Life rehabilitation and had an average interest crediting rate of 16.11%. The fair value summarized by maturity is as follows:

      Maturity      Reserves
      --------     ---------


   2001          $15,534,000
   2007              813,000
   2011            7,664,000
                 -----------

                  24,011,000
                 ===========


     The remaining $46,676,000 of the GIC reserves were pension GIC contracts that were restructured in the rehabilitation and had an average crediting rate of 5.10% and no specified maturity date.







































                                        8

                        REPORT OF INDEPENDENT ACCOUNTANTS




To  the  Board  of  Directors  and
Shareholders  of
Anchor  National  Life  Insurance  Company

In our opinion, the accompanying statement of assets acquired and liabilities assumed in the MBL Life Assurance Corporation transaction presents fairly, in all material respects, the assets acquired and liabilities assumed by Anchor National Life Insurance Company, in the coinsurance transaction at December 31, 1998 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether this financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers  LLP
Los  Angeles,  California
March  11,  1999




























                                        9


                                                                                        Exhibit 99-2
                                PRO FORMA CONDENSED INCOME STATEMENT
                                FOR THE YEAR ENDED SEPTEMBER 30, 1998
                                           (IN THOUSANDS)


                                                             Pro Forma Adjustments
                                                         -----------------------------
                                        Anchor National       Estimated                    Pro Forma
                                            as Reported       Full-Year                      Results
                                                for the      Results of                      for the
                                             Year ended     Coinsurance          Other    Year Ended
                                                9/30/98     Transaction    Adjustments       9/30/98
                                -----------------------  --------------  -------------  ------------
Investment income               $              221,966   $ 326,047  (1)  $ (7,063) (4)  $   540,950

Interest expense                              (135,094)   (298,213) (2)           ---      (433,307)
                                -----------------------  --------------  -------------  ------------

Net investment income                           86,872          27,834         (7,063)      107,643

Net realized investment gains                   19,482             ---            ---        19,482

Fee income                                     290,362             ---            ---       290,362

General and administrative
  expenses                                     (96,102)            ---            ---       (96,102)

Amortization of deferred
  acquisition costs                            (72,713)     (5,900) (3)           ---       (78,613)

Other income (expense), net                    (18,209)            ---            ---       (18,209)
                                -----------------------  --------------  -------------  ------------

Pretax income                                  209,692          21,934         (7,063)      224,563

Income tax benefit (expense)                   (71,051)     (7,677) (5)      2,472 (5)      (76,256)
                                -----------------------  --------------  -------------  ------------

Net income                      $              138,641   $      14,257   $     (4,591)  $   148,307
                                =======================  ==============  =============  ============





                       See accompanying explanatory notes

                                       10

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                      PRO FORMA CONDENSED INCOME STATEMENT
                                EXPLANATORY NOTES
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998


(1) To record investment income on assets received (before deduction of the allocated purchase price) in the coinsurance transaction at 5.76%, the weighted average yield to maturity on the assets on the date of acquisition.

(2) To record interest expense on the assumed annuity and universal life contracts at 5.14%, the weighted average rate credited to contract holders on the date of assumption.

(3) To record amortization of the deferred acquisition cost arising from this transaction based upon the investment income and interest expense recorded above, as described in Notes (1) and (2), and the Registrant's estimate of related future gross profits.

(4) To reflect lost interest income on the $128,420,000 purchase price at the Registrant's average short-term portfolio yield of 5.50%.

(5) To record the income tax effect on the pro forma adjustments at the statutory rate of 35%.



































                                       11


                                                                                      Exhibit 99-3
                               PRO FORMA CONDENSED INCOME STATEMENT
                           FOR THE THREE MONTHS ENDED DECEMBER 31, 1998
                                          (IN THOUSANDS)


                                                              Pro Forma Adjustments
                                                         -----------------------------
                                        Anchor National                                  Pro Forma
                                            as Reported      Estimated                     Results
                                                for the    Three-Month                     for the
                                           Three Months     Results of                Three Months
                                                  Ended    Coinsurance           Other       Ended
                                               12/31/98    Transaction     Adjustments    12/31/98
                                -----------------------  -------------  --------------  ----------
Investment income               $               54,278   $ 81,512  (1)  $  (1,766) (4)  $ 134,024

Interest expense                               (27,313)   (74,553) (2)            ---    (101,866)
                                -----------------------  -------------  --------------  ----------

Net investment income                           26,965          6,959          (1,766)     32,158

Net realized investment gains                      271            ---             ---         271

Fee income                                      83,330            ---             ---      83,330

General and administrative
  expenses                                     (22,375)           ---             ---     (22,375)

Amortization of deferred
  acquisition costs                            (27,070)    (1,475) (3)            ---     (28,545)

Other income (expense), net                     (6,624)           ---             ---      (6,624)
                                -----------------------  -------------  --------------  ----------

Pretax income                                   54,497          5,484          (1,766)     58,215

Income tax benefit (expense)                   (20,106)    (1,919) (5)         618 (5)    (21,407)
                                -----------------------  -------------  --------------  ----------

Net income                      $               34,391   $      3,565   $      (1,148)  $  36,808
                                =======================  =============  ==============  ==========





                       See accompanying explanatory notes

                                       12

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                      PRO FORMA CONDENSED INCOME STATEMENT
                                EXPLANATORY NOTES
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 1998


(1) To record investment income on assets received (before deduction of the allocated purchase price) in the coinsurance transaction at 5.76%, the weighted average yield to maturity on the assets on the date of acquisition.

(2) To record interest expense on the assumed annuity and universal life contracts at 5.14%, the weighted average rate credited to contract holders on the date of assumption.

(3) To record amortization of the deferred acquisition cost arising from this transaction based upon the investment income and interest expense recorded above, as described in Notes (1) and (2), and the Registrant's estimate to related future gross profits.

(4) To reflect lost interest income on the $128,420,000 purchase price at the Registrant's average short-term portfolio yield of 5.50%.

(5) To record the income tax effect of the pro forma adjustments at the statutory rate of 35%.



                                     13